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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K

                                _______________

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

                      Date of Report: September 26, 1997



                          PREMIERE TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                     0-27778                59-3074176
  (State or other jurisdiction        Commission            (I.R.S. Employer
of incorporation or organization)     File Number          Identification No.)



3399 Peachtree Road, N.E., The Lenox Building, Suite 400, Atlanta, Georgia 30326
                    (Address of principal executive office)

     (Registrant's telephone number, including area code):  (404) 262-8400


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ITEM 5.  OTHER EVENTS

     On April 30, 1997, Premiere Technologies, Inc. (the "Company" or "Premiere") completed the acquisitions (the "Wave One Acquisitions"), in separate transactions, of (i) Voice-Tel Enterprises, Inc. ("VTE"); (ii) VTN, Inc. ("VTN"), the general partner of Voice-Tel Network Limited Partnership ("VTNLP"), an affiliate of VTE, and the limited partner interest in VTNLP; and
(iii) certain independently owned and operated franchisees of VTE (collectively, the "Wave One Franchisees"). On June 13, 1997, the Company completed the acquisitions (the "Wave Two Acquisitions", and together with the Wave One Acquisitions the "Voice-Tel Acquisitions"), in separate transactions, of certain additional independently owned and operated franchisees of VTE (referred to individually as a "Wave Two Franchisee" and collectively as the "Wave Two Franchisees"). The Company filed the required financial statements of VTE, VTN and the Wave One and Wave Two Franchisees that met the significance tests of Rule 3-05 of Regulation S-X promulgated by the Securities and Exchange Commission (the "Commission") (referred to collectively as the "Significant Franchisees") and the required pro forma information relating to the Company and each of the Significant Franchisees as part of a Current Report on Form 8-K dated April 30, 1997, as amended by the Company's Current Report on Form 8-K/A dated June 16, 1997, and a Current Report on Form 8-K dated May 16, 1997, as amended by the Company's Current Report on Form 8-K/A dated June 25, 1997.

     The acquisitions of all but 15 of the Wave One and Wave Two Franchisees acquired and the acquisition of the limited partner interest in VTNLP have been accounted for under the pooling-of-interests method of accounting.

     Accordingly, the Company is filing restated financial statements prepared in accordance with Regulation S-X and restated Management's Discussion and Analysis of Financial Condition and Results of Operations prepared in accordance with Regulation S-K for the three years ended December 31, 1996 and as of December 31, 1996 and 1995, giving effect to the Voice-Tel Acquisitions. In addition, the Company has restated its financial statements for the fiscal year ended December 31, 1994 to include 12 months of operations.

     The Company hereby restates both Management's Discussion and Analysis of Financial Condition and Results of Operations and the Financial Statements that were included in the Company's Annual Report on Form 10-K filed with the Commission on March 27, 1997 in Exhibits 99.1 and 99.2, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     11.1 Statement Re: Computation of Earnings Per Share

     23.1 Consent of Arthur Andersen LLP

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in
          Item 5 of this Form 8-K.

     99.2 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

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                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        PREMIERE TECHNOLOGIES, INC.



                                        By: /s/ Patrick G. Jones
                                            -------------------------
                                                Senior Vice President
                                                of Finance and
                                                Legal and Secretary


Date:  September 26, 1997





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                               Index to Exhibits

Exhibit
-------
11.1            Statement Re: Computation of Earnings Per Share

23.1            Consent of Arthur Andersen LLP

99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.

99.2 Consolidated Financial Statements of Premiere Technologies, Inc., as described in Item 5 of this Form 8-K.


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